UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 20, 2022

Date of Report (Date of earliest event reported)

flooidCX Corp.
(Exact name of registrant as specified in its charter)

Nevada	0-55965	35-2511643
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14747 N Northsight Blvd Ste 111-218 Scottsdale, AZ	85260
(Address of principal executive offices)	(Zip Code)

(702) 323-6455

Registrant’s telephone number, including area code

Not applicable

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 4.01  Changes in Registrant’s Certifying Accountant.

On August 15, 2022, flooidCX Corp. (the “Registrant” or the “Company”) was notified by Saturna Group Chartered Professional Accountants LLP (“SAT”) that the firm resigned as the Registrant’s independent registered public accounting firm. Other than as noted in the paragraph below, the report of SAT on the Company’s consolidated financial statements for the years ended February 28, 2022 and 2021 did not contain an adverse opinion or disclaimer of opinion, and such reports were not qualified or modified as to uncertainty, audit scope, or accounting principles, except to indicate that there was substantial doubt about the Company’s ability to continue as a going concern.

During the fiscal years ended February 28, 2022 and 2021 and through to Ocober 20, 2022, there were no “disagreements” (as such term is defined in Item 304 of Regulation S-K) with SAT on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to SAT’s satisfaction, would have caused it to make reference thereto in its reports on the Company’s consolidated financial statements for such periods.

On October 20, 2022, the Registrant engaged Macias Gini & O'Connell, LLP (“MGO”) as the registered independent public accountant for the fiscal year ending February 28, 2023.  The decision to appoint MGO was approved by the registrant’s Board of Directors on October 20, 2022.

During the registrant’s two most recent fiscal years and the subsequent interim period up through the date of engagement of MGO, neither the registrant nor anyone on its behalf consulted MGO regarding the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the registrant’s financial statements.  Further, MGO has not provided the registrant with written or oral advice that was an important factor that the registrant considered in reaching a decision as to any accounting, auditing or financial reporting issues, or any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K, or any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

Item 9.01  Financial Statements and Exhibits.

Regulation S-K Number	Document

16.1	Letter from Saturna Group Chartered Professional Accountants LLP
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

flooidCX Corp.

October 20, 2022	By:	/s/ Dennis M. Danzik
Dennis M. Danzik, Chief Executive Officer

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